AMENDMENT NO. 1

TO THE FOURTH AMENDED AND RESTATED

AGREEMENT AND DECLARATION OF TRUST

OF

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

This Amendment No. 1 (the “Amendment”) to the Fourth Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the “Trust”) amends, effective August 3, 2017, the Fourth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of April 11, 2017 (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, the Trust desires to amend the Agreement to add Invesco Target Date 2015 Fund, Invesco Target Date 2020 Fund, Invesco Target Date 2025 Fund, Invesco Target Date 2030 Fund, Invesco Target Date 2035 Fund, Invesco Target Date 2040 Fund, Invesco Target Date 2045 Fund, Invesco Target Date 2050 Fund, Invesco Target Date 2055 Fund, Invesco Target Date 2060 Fund, Invesco Target Date 2065 Fund and Invesco Target Date Retirement Now Fund;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2. All capitalized terms are used herein as defined in the Agreement unless otherwise defined herein. All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of August 3, 2017.

By:	/s/ John M. Zerr

Name:	John M. Zerr
Title:	Senior Vice President

EXHIBIT 1

“SCHEDULE A

AIM GROWTH SERIES (INVESCO GROWTH SERIES)

PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Alternative Strategies Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Balanced-Risk Retirement Now Fund	Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class T Shares Class Y Shares

Invesco Balanced-Risk Retirement 2020 Fund	Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class T Shares Class Y Shares

Invesco Balanced-Risk Retirement 2030 Fund	Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class T Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Balanced-Risk Retirement 2040 Fund	Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class T Shares Class Y Shares

Invesco Balanced-Risk Retirement 2050 Fund	Class A Shares Class AX Shares Class B Shares Class C Shares Class CX Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class RX Shares Class T Shares Class Y Shares

Invesco Conservative Allocation Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class T Shares Class Y Shares

Invesco Convertible Securities Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Global Low Volatility Equity Yield Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Growth Allocation Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class T Shares Class Y Shares

Invesco Income Allocation Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco International Allocation Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Mid Cap Core Equity Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Moderate Allocation Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class T Shares Class Y Shares

Invesco Multi-Asset Inflation Fund	Class A Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Quality Income Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R5 Shares Class R6 Shares Class T Shares Class Y Shares

Invesco Small Cap Growth Fund	Class A Shares Class B Shares Class C Shares Class F Shares Class R Shares Class R5 Shares Class R6 Shares Class S Shares Class T Shares Class Y Shares Investor Class Share

Invesco Target Date 2015 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Target Date 2020 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Target Date 2025 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Target Date 2030 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Target Date 2035 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Target Date 2040 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Target Date 2045 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Target Date 2050 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco Target Date 2055 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Target Date 2060 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Target Date 2065 Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares

Invesco Target Date Retirement Now Fund	Class A Shares Class C Shares Class R Shares Class R5 Shares Class R6 Shares Class Y Shares”

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